SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 15, 2024
NORTECH SYSTEMS INCORPORATED
(Exact name of registrant as specified in charter)

Minnesota	0-13257	41-1681094
(State or other jurisdiction	(Commission	IRS Employer
of incorporation)	File Number)	Identification No.)

7550 Meridian Circle N, Maple Grove, MN 55369
(Address of principal executive offices)

(952) 345-2244
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $.01 per share	NSYS	NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Amended Maple Grove, Minnesota Lease

On May 15, 2024, Nortech Systems Incorporated (the "Company”) completed an amendment to its Maple Grove, Minnesota facility to extend the lease through August 31, 2033 and reduce its leased space by approximately 30%.

Item 2.02 Results of Operations and Financial Condition

The Registrant issued a news release on May 16, 2024, entitled "Nortech Systems Reports First Quarter Results and Actions to Reduce Facilities Costs” regarding its consolidated results and financial condition for first quarter ended March 31, 2024 and recent facility consolidation and optimization activities. A copy of this news release is attached hereto as Exhibit 99.1.

Item 2.05 Costs Associated with Exit or Disposal Activities

On May 16, 2024, the Registrant issued a press release, attached hereto as Exhibit 99.1, announcing that the Registrant will close its manufacturing plant located in Blue Earth, Minnesota and relocate the production of products made in that facility to its facility in Bemidji, Minnesota. The registrant further announced that it expects this closure to result in out-of-pocket expenses for employee severance and other plant closure expenses of approximately $1.0 million to $1.1 million, including asset write-offs of about $0.4 million. The plant closure expenses are expected to be incurred by December 31, 2024.

Item 9.01 Financial Statements and Exhibits

10.1	Second Amendment to Lease dated15th day of May, 2024 by and between Sri Management and Consulting LLC, a Minnesota limited liability company, as management agent for the property owners and Nortech Systems, Inc., a Minnesota corporation.
99.1	News Release dated May 16, 2024 (furnished)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May16, 2024

Nortech Systems Incorporated
(Registrant)

/s/ Andrew D. C. LaFrence
Andrew D. C. LaFrence Chief Financial Officer and SVP Finance